                                   EXHIBIT 32

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This certification is given by the undersigned Chief Executive Officer and Chief Financial Officer of Valley Bancorp ("the Registrant") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the Registrant's quarterly report of Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), that:

            1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

   /s/ Barry L. Hulin                                        /s/ Dick Holtzclaw
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   Barry L. Hulin                                                 Dick Holtzclaw
   Chief Executive Officer        Date: May 12, 2006     Chief Financial Officer
   Valley Bancorp                                                 Valley Bancorp